ACQUISITIONS OF DIGITAL INSIGHT & ALARIC SYSTEMS December 2, 2013 Bill Nuti Chairman & CEO John Bruno EVP Bob Fishman CFO

NOTE TO INVESTORS Comments made during this conference call and in these related presentation materials may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements use words such as “seek,” “potential,” “expect,” “strive,” “continue,” “continuously,” “accelerate,” “anticipate,” “outlook,” “intend,” “plan,” “target,” “believe,” “estimate,” “forecast,” “pursue” and other similar expressions or future or conditional verbs such as “will,” “should,” “would” and “could.” They include statements as to NCR’s plans for the businesses of Digital Insight and Alaric Systems; the anticipated financial and other results from the acquisitions of Digital Insight and Alaric Systems and their integration into NCR; the strategic fit of Digital Insight and Alaric Systems with NCR and its Financial Services line of business, and their effects on the strength of NCR’s solutions portfolio and the size of NCR’s addressable markets; expectations regarding revenue and cost synergies from the acquisitions; NCR’s anticipated and expected software and recurring revenue growth; expectations regarding the proposed financing of the Digital Insight acquisition; expectations regarding trends in the financial services industry, including with respect to mobile and cloud/SaaS based solutions; discussion of other strategic initiatives and related actions; and beliefs, expectations, intentions and strategies, among other things. Forward-looking statements are based on management’s current beliefs, expectations and assumptions, and involve a number of known and unknown risks and uncertainties, many of which are out of NCR’s control. These forward-looking statements are not guarantees of future performance, and there are a number of factors, risks and uncertainties, including those detailed from time to time in NCR’s SEC reports, including those listed in Item 1a “Risk Factors” of its Annual Report on Form 10-K, that could cause actual outcomes and results to differ materially from the results contemplated by such forward-looking statements. These materials are dated December 2, 2013, and NCR does not undertake any obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. While NCR reports its results in accordance with generally accepted accounting principles (GAAP) in the United States, comments made during this conference call and in the related presentation materials will include “non-GAAP” measures such as Adjusted EBITDA, Pro-Forma Adjusted EBITDA, and non-GAAP earnings per share. NCR’s management evaluates NCR’s results excluding certain items, such as pension expense, to assess the company’s financial performance, and believes this information is useful because it provides a more complete understanding of NCR’s underlying operational performance, as well as consistency and comparability with past reports of financial results. In addition, NCR management uses earnings per share excluding these items to manage and determine effectiveness of its business managers and as a basis for incentive compensation. Management’s calculation of these non-GAAP measures may differ from similarly-titled measures reported by other companies and cannot, therefore, be compared with similarly-titled measures of other companies. The non-GAAP measures presented during this conference call should not be considered as substitutes for, or superior to, results determined in accordance with GAAP. Explanations of these non-GAAP measures and reconciliations to their comparable GAAP measures are included in the portion of these presentation materials entitled “Supplementary Non-GAAP Materials”. NCR’s reconciliations of its non-GAAP measures to comparable GAAP measures are also available on the Investor Relations page of NCR’s website at www.ncr.com and in the reports that NCR files with the SEC. These presentation materials and the associated remarks made during this conference call are integrally related and are intended to be presented and understood together. 2

3 EXECUTING REINVENTION STRATEGY Global leader in consumer transaction technologies

Strategic rationale of today’s announcement  Continues strategy of moving into fast-growth, high-margin, software-centric businesses o Upon closing , PF NCR will have ~$1.1B in annual software revenue, of which $460M is SaaS o Adds PF ~$315M of high-margin, recurring revenues (2)  Increases NCR’s available market by ~$5B, with potential to double over time  Significant acceleration of digital banking innovation and next generation switching  Both transactions independently will be accretive to 2014 non-GAAP EPS (3) Acquisition of Digital Insight  Fundamentally transforms NCR’s Financial Services Line of Business, much like Radiant and Retalix did for Hospitality and Retail businesses  Completes a fully integrated omni-channel portfolio of solutions for financial services customers  Enhances competitive posture and positions company for long-term growth, greater recurring revenue, accelerated margin expansion and earnings appreciation o Significant revenue synergies; small/medium-sized banks in the US, software platform expansion into Regionals and Nationals, global expansion of digital banking platform  Strengthens NCR’s culture of innovation and engineering talent to enhance financial services technology domain expertise (1) Pro-forma annual software revenue includes NCR estimated 2013 software revenue plus the pro-forma impact of Digital Insight software revenue for LTM 7/31/13 and Alaric Systems estimated 2013 software revenue. NCR software revenue includes software, software as a service (SaaS), and software maintenance, but excludes professional services associated with software delivery. (2) Recurring revenue is the sum of SaaS, hardware maintenance and software maintenance revenue. (3) NCR defines non-GAAP earnings per share as earnings excluding pension and special items on a per share basis. TRANSFORMATION OF NCR’S FINANCIAL SERVICES BUSINESS 4 Creates one of the most powerful FinTech companies in the world with an unparalleled value proposition for customers (1)

MEGATRENDS INFORMING OUR STRATEGIC EXECUTION

The Future of Mobile and Mobile Payments

The UN revealed mobile penetration rates about equal to the global population – and will outnumber people by 2014.



Billions
8
7
6
5
4
3
2
1
0
Population
Mobile-cellular subscriptions
7.1
6.8
2005
2006
2007
2008
2009
2010
2011
2012*
2013*

- Global mobile payments transactions expected to triple to more than $1.3 trillion by 2017.
- Globally, mobile banking users will grow 18% annually to over 1 billion by 2017.

According to a recent Nielsen survey, **consumer comfort with mobile payments is on the rise:**

- **34%** with internet enabled phones have purchased a product using this device.
- **58%** say that they will spend as much as they have already, if not more using their mobile phones.
- **45%** want to be able to use their mobile phones to make transactions offline.

Omni-channel

Omni-channel consumers are better for business – spending 15-30% more than multi-channel consumers



Omni-channel
Multi-channel
Single channel

SaaS as a % of Total Enterprise Application Software Spend



SaaS
rest of software
2007
6%
94%
Today
9%
91%
2015
13%
87%

'07-'11 SaaS CAGR: 23%
'07-'11 Software CAGR: 6%

'11-'15 SaaS CAGR: 26%
'11-'15 Software CAGR: 7%

NCR

Source: UN, ITC, Nielsen, Bank of America and Forrester

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6 MEGATREND Connectivity MEGATREND Mobility MEGATREND Cloud / SaaS MEGATREND eCommerce MEGATREND Personalization MEGATREND Payment Models NCR: UNIQUELY POSITIONED At the intersection of business model innovation Mobile Online Social Tablet mPoS Kiosk Cash Check Credit / Debit Loyalty Promotions Omni- Channel Omni- Commerce

ACQUISITION OF DIGITAL INSIGHT

Expanding our available market and improving our revenue mix

Overview

- Leading U.S.-based SaaS provider of customer-facing digital banking software to financial institutions across the U.S.
- Provides a digital banking platform that can fully integrate with core banking systems
- Operates in $5.5B digital banking segment with Mobile growing 13% per year
- Serves over 1,000 financial institutions with 12M online banking customers mostly in the regional and community bank segment
- Loyal customer base with high retention
- Generated Revenue and Pro-Forma Adjusted EBITDA[3] of $330M and $105M, respectively, for LTM 7/31/13

Attractive North American Market[1]

($ in billions)



2013-2016E CAGR: 5.2%
$5.5
$6.4
National ($20B - $200B)
Regional ($500M - $20B)
Community ($0M - $500M)
$2.6
$2.1
$0.8
$3.1
$2.4
$0.9
2013
2016E
DIGITAL INSIGHT
Core Market Focus:
Regional & Community FI's
+
Low-end National FIs

Established, Loyal, Diversified Customer Base[2]

FIs By Segment



National <1%
Regional ~40%
Community ~60%

1,000+ FIs

End Users by Segment



National ~5%
Community ~10%
Regional ~85%

12M End Users

(1) Digital Insight market sizing
(2) Digital Insight management information
(3) Pro-Forma Adjusted EBITDA defined as earnings before depreciation and amortization adjusted for stand-alone company cost structure adjustments and employee related and other costs. See reconciliation of GAAP to non-GAAP measures in the Supplementary Non-GAAP Materials.

NCR 7

DIGITAL INSIGHT SOLUTIONS OVERVIEW
Leader in online and mobile banking solutions

	Description	End Users[1]
Online	Enables front end online banking – regular connection point with millions of consumers	12.0M
Mobile	Platform with web, SMS and app-based banking / payments 55% of Digital Insight's FI customers use Digital Insight's mobile solution	4.8M
Bill Pay	Electronic bill pay and e-bills including P2P payments, ACH and Wires	4.3M
Personal Financial Management	Personal Financial Management solution integrated with functionality of online banking	2.6M
Auxiliary Products	Check imaging, online statements, merchant funded rewards, check reorder, funds transfer	12.0M

(1) Digital Insight estimate.

NCR

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DIGITAL INSIGHT

Uniquely positions NCR as a global leader in retail banking transformation across physical and digital channels

Highlights

Leader in Omni-Channel Software and Services	Increases NCR's ability to help customers accelerate the move to seamless digital channels
Accelerates Branch Transformation	Reduces legacy costs while creating solutions for new, more nimble branches
Enhances Customer Engagement Opportunities	Increases revenue per consumer for financial institutions
Significant Cross-Sell Opportunities	Drives revenue synergies with cross-sell opportunities to both the NCR and Digital Insight customer bases
Predictability, Stability and Growth	SaaS / Hosted software platform: 95% recurring revenue with strong EBITDA(1) margins

Key Attributes

- 12M Users Across >1,000 Financial Institutions
- ~4.8M Mobile Users Growing Rapidly
- User Interface That Engages Customer
- Enhanced Addressable Market
- Strong EBITDA(1) Margins

(1) EBITDA defined as earnings before interest, taxes, depreciation and amortization.

NCR 9

ACQUISITION OF ALARIC SYSTEMS

Innovator in Switching & Fraud Detection

Alaric Systems Overview

- Payment switching and fraud detection software provider for ATM and POS transactions
- Sold to banks, payment processors, card networks and retailers – multi-year contracts
- Modern, flexible platform for financial solutions with positive secular growth trends (payments and fraud)
- Loyal customer base with high retention

Attractive Global Market[(1)]

($ in billions)



2013-2016E CAGR: 10%
Fraud
Retail Payments
$7.4
$0.4
$7.0
$9.9
$0.6
$9.3
2013
2016E

Solution Overview

AUTHENTIC

- Multi-channel payment switch that can accept, authorize and authenticate any type of transaction from any device, channel or system
- Handles a wide variety of interfaces to national and international payment networks, POS devices, ATMs, and internet channels

FRACTALS

- Fraud detection and prevention solution
- Detects and prevents fraud using rules and high performance, self-learning models incorporating real time data analytics

Integrated approach to payments processing with embedded real-time fraud detection

(1) Source: IDC Financial Highlights 2011, ACI Internal Analysis

NCR 10

NCR: MOST COMPREHENSIVE SUITE OF RETAIL BANKING SOLUTIONS


NCR
+
DIGITAL INSIGHT
+
alaric
=
NCR
Enterprise Channels
Payments
ATM Hardware and Software
Branch Transformation
Enterprise Channel Software
Check & Imaging Solutions
Online Banking
Mobile Banking
Personal Financial Management (PFM)
Auxiliary Products
Electronic Bill Payment and Presentment
ATM & Card Transaction Software
Fraud Detection Software
Payment Processing Software
ATM Hardware and Software
Branch Hardware and Software
Digital Banking
ATM & Card Transaction Software
Fraud Detection Software
Check & Imaging Solutions
Electronic Bill Payment and Presentment
Payment Processing
Customer Experience

NCR

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CUSTOMER VALUE PROPOSITION Business Objective NCR Capability Digital Insight Alaric Systems Increase revenue • Add new accounts by utilizing omni-channel platforms for account origination • Reduce consumer attrition by converging the digital and physical banking experience • Improve time to market for branch transformation initiatives Reduce costs • Accelerate digital channel adoption to help banks transform their operating cost structure and physical branch requirements • Lower the cost per transaction by routing transactions away from legacy switches • Reduce costs and brand erosion resulting from security breaches Create amazing consumer experiences • Create seamless experiences for consumers however consumers want to connect, interact, and transact • Help banks market new offers to consumers through an omni-channel approach 12

13 NCR CONSUMER EXPERIENCE BANKING (CxB) SOFTWARE Digital Insight and Alaric Systems enhance NCR’s existing capability, delivering the industry’s most powerful suite of transformative retail banking solutions

NCR to acquire Digital Insight from Thoma Bravo for $1.65B in cash  Implies trailing transaction multiple of 15.7x on 7/31/13 Pro-Forma Adjusted EBITDA(1) of $105M o EV/EBITDA multiple consistent with prior NCR public acquisitions  Transaction subject to regulatory approval and certain closing conditions; Expected to close in Q1 2014  Thoma Bravo identified and executed meaningful cost synergies  NCR has identified significant opportunities to cross-sell and generate revenue synergies o Opportunity to sell the Digital Insight platform and NCR products and services to Digital Insight’s customers NCR acquires Alaric Systems for $84M in cash  Utilized off-shore cash to drive capital efficiency Acquisitions expected to strengthen NCR’s top-line and EPS growth potential  Transactions expected to be slightly accretive to non-GAAP EPS(2) for FY2014 and ~$0.15 accretive for FY2015 TRANSACTIONS OVERVIEW 14 (1) Pro-Forma Adjusted EBITDA defined as earnings before depreciation and amortization adjusted for stand alone company cost structure adjustments and employee-related and other costs. See reconciliation of GAAP to non-GAAP measures in Supplementary Non-GAAP Materials. (2) NCR defines non-GAAP earnings per share as earnings excluding pension and special items on a per share basis.

FINANCING THE DIGITAL INSIGHT TRANSACTION

NCR has obtained committed financing of $1.2B with remainder of purchase price covered through availability under NCR's revolver and cash on hand

- Plan to raise additional debt in capital markets to extend maturities and maintain a balanced capital structure
- Focus on maintaining a strong capital structure post-transaction
  - Pro forma LTM leverage of ~4.2x Debt / Adjusted EBITDA(1) declining to under 3x over the next 12 to 24 months
  - Strong free cash flow(2) generation supports deleveraging over time. Favorable US tax position improves free cash flow
  - Continue active dialogue with S&P and Moody's
  - Committed to maintaining strong balance sheet with healthy liquidity levels

Goal is to deliver strong operating performance while maintaining healthy credit profile

(1) NCR defines adjusted EBITDA as income from continuing operations plus the interest expense (net), income tax expense (benefit), depreciation and amortization and other adjustments. See reconciliation of GAAP to non-GAAP measures in Supplementary Non-GAAP Materials.
(2) NCR defines free cash flow as net cash provided by operating activities and discontinued operations, less capital expenditures for property, plant, and equipment and additions to capitalized software

NCR 15

16 2013E 2013 Pro-Forma $145 $460 (2) $725 - 775 $1,050 - 1,100 ($’s in Millions) 2013 PRO-FORMA SOFTWARE(1) & SAAS REVENUES (1) Software includes software, software as a service (SaaS) and software maintenance but excludes professional services associated with software delivery. (2) Includes NCR estimated 2013 software revenue plus the pro-forma impact of Digital Insight software revenue for LTM 7/31/13 and Alaric Systems estimated 2013 software revenue. SaaS

17 ACQUISITIONS FURTHER SOFTWARE AND RECURRING REVENUE GROWTH Software(1) Recurring Revenue(3) 2012 2013E 2016E $560 $725 - $775 (1) Software includes software, software as a service (SaaS) and software maintenance but excludes professional services associated with software delivery. (2) Represents pro forma impact from Digital Insight and Alaric contributions. (3) Recurring revenue is the sum of SaaS, hardware maintenance and software maintenance revenue. 31% – 34% CAGR 16% - 18% CAGR $1,200 - $1,300 $1,700 - $1,800 (2) 2012 2013E 2016E $2150 ~6% 6% - 7% CAGR ~11 – 12%(2) CAGR & 41% of Revenue ($’s in Millions) 38% of Revenue 37% of Revenue 37% of Revenue

COMPELLING STRATEGIC TRANSACTIONS 18  Continues multi-year strategic plan to transform NCR’s three core lines of business o Permanently changes trajectory of NCR’s Financial Services business, much like Radiant and Retalix did for Hospitality and Retail businesses  Demonstrates commitment to be the global leader in omni- channel retail banking transformation enabling effortless transactions across multiple touch points  Broadens NCR’s Financial Services solution portfolio with market-leading SaaS platform  Accelerates introduction of cross-channel solutions and innovation, including NCR’s CxP (Customer Experience Platform)  Strengthens NCR’s branch transformation strategy  Uniquely positions NCR software within the FinTech industry, creating an end-to-end technology platform for seamless banking services across both physical and digital channels Accretive acquisitions position NCR for long-term growth, accelerated margin expansion and earnings appreciation

SUPPLEMENTARY NON-GAAP MATERIALS

Non-GAAP Measures While NCR reports its results in accordance with generally accepted accounting principles in the United States, or GAAP, certain materials presented during this conference call will include non-GAAP measures in an effort to provide additional useful information regarding NCR’s financial results. NCR’s management evaluates the company’s results excluding certain items, such as pension expense, to assess the financial performance of the company and believes this information is useful for investors because it provides a more complete understanding of NCR’s underlying operational performance, as well as consistency and comparability with NCR’s past reports of financial results. In addition, management uses certain of these measures to manage and determine effectiveness of its business managers and as a basis for incentive compensation. NCR management’s calculation of these non-GAAP measures may differ from similarly-titled measures reported by other companies and cannot, therefore, be compared with similarly-titled measures of other companies. These non-GAAP measures should not be considered as substitutes for or superior to results determined in accordance with GAAP. The reconciliations of non-GAAP measures to comparable GAAP measures and other related information on the following slides are also available on the Investor Relations page of NCR’s website at www.ncr.com. Digital Insight’s Pro-Forma Adjusted Earnings Before Interest, Taxes, Depreciation and Amortization (EBITDA) NCR believes that Digital Insight’s Pro-Forma Adjusted EBITDA provides useful information to investors because it is an indicator of the expected performance and contribution of Digital Insight’s business as a part of NCR. The Pro-Forma Adjusted EBITDA for Digital Insight included in these materials is determined based on Digital Insight’s GAAP income from operations for the given period plus depreciation and amortization; plus stand alone company cost structure adjustments, including the full year run rate of cost reductions related to corporate overhead, data center and facilities; plus employee – related and other costs, including stock based compensation, non- recurring severance costs and employee rationalization costs already executed by Thoma Bravo. NCR’s Adjusted EBITDA NCR believes Adjusted EBITDA provides useful information to investors because it is an indicator of the strength and performance of NCR’s ongoing business operations, including its ability to fund discretionary spending such as capital expenditures, strategic acquisitions and other investments. NCR determines Adjusted EBITDA for a given period based on its GAAP income from continuing operations plus interest expense, net; plus income tax expense (benefit); plus depreciation and amortization; plus other income expense; plus pension expense (benefit); and plus special items. NCR believes its ratio of Debt to Adjusted EBITDA provides useful information to investors because it is an indicator of the Company’s ability to meet its financial obligations. 20

Digital Insight: Income from Operations (GAAP) to Pro Forma Adjusted EBITDA (non-GAAP) FY 2013 Income from Operations (GAAP) * $19 Depreciation and amortization 11 Standalone company cost structure adjustments ** 42 Employee related and other costs *** 32 Pro Forma Adjusted EBITDA (non-GAAP) $105 ($’s in Millions) 21 • Income from Operations (GAAP) for Digital Insight is for the fiscal year ended July 31, 2013 prior to carve out and sale to Thoma Bravo inclusive of allocations typically included in carve-out financial statements. ** Standalone company cost structure adjustments are the estimated full year run rate of cost reductions related to corporate overhead, data center and facilities to represent Digital Insight as a standalone company. *** Employee related and other costs primarily include stock-based compensation, non-recurring severance costs as well as employee rationalization costs already executed by Thoma Bravo.

NCR: Income from Operations (GAAP) to Adjusted EBITDA (non-GAAP) LTM 9.30.13 Income from Operations (GAAP) $485 Interest expense, net 82 Income tax expense 199 Depreciation and amortization 192 Stock-based compensation 47 Actuarial gain - pension 277 Amortization of actuarial loss - postretirement 3 Acquisition-related costs 55 Acquisition-related purchase price adjustment 12 OFAC and FCPA investigations 6 Adjusted EBITDA (non-GAAP) $788 ($’s in Millions) 22

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